SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 10, 2009

POWER MEDICAL INTERVENTIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33770	23-3011410
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2021 Cabot Boulevard, Langhorne, Pennsylvania 19047

(Address of principal executive offices) (Zip Code)

(267) 775-8100

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01                Other Events

The stockholders of Power Medical Interventions, Inc. (the “Company”) adopted the following proposals at the Company’s Annual Meeting of Stockholders held on June 10, 2009:

		For	Withhold
1.	To elect two member to the Board of Directors to serve for three-year terms as Class II directors:
	James R. Locher III	11,240,236	139,757
	Lon E. Otremba	11,313,007	66,986

		For	Against	Abstain
2.	To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009:	11,028,356	342,512	9,125

The Board of Directors of the Company withdrew the proposals in the proxy statement dated May 11, 2009 that related to (i) approval of an amendment to each of the Company’s 2000 Stock Option Plan, 2004 Stock Incentive Plan and 2007 Equity Incentive Plan, as amended, to allow for a one-time option exchange program for eligible employees and (ii) approval of a one-time option exchange program for eligible employees.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

POWER MEDICAL INTERVENTIONS, INC.

	By:	/s/ Brian M. Posner
Brian M. Posner
Chief Financial Officer

Date: June 12, 2009